EXHIBIT 32.1

                                  Certification
                Pursuant to Section 906 of the Sarbanes-Oxley Act
         of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of
                          Title 18, United States Code)

Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of iWorld Projects & Systems, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13
(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             /s/ Robert Hipple
Date: May 13, 2005                           --------------------
                                             Name: Robert Hipple
                                             Title: Chief Executive Officer

                                             /s/ David Pells
Date: May 13, 2005                           ---------------
                                             Name: David Pells
                                             Title: Chief Operating Officer and
                                             President

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.